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                                                                   Exhibit 10.4

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                          REGISTRATION RIGHTS AGREEMENT

                            Dated as of June 17, 1998

                                      Among

                            LODGIAN CAPITAL TRUST I,

                                 SERVICO, INC.,

                                  LODGIAN, INC.

                                       and

                      NATIONSBANC MONTGOMERY SECURITIES LLC

                              as Initial Purchaser




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         This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into as of June 17, 1998 by and among LODGIAN CAPITAL TRUST I, a Delaware statutory business trust (the "TRUST"), SERVICO, INC., a Florida corporation (the "COMPANY"), LODGIAN, INC., a Delaware corporation ("LODGIAN"), and NATIONSBANC MONTGOMERY SECURITIES LLC (the "INITIAL PURCHASER").

         The Company, Lodgian and the Trust agree with the Initial Purchaser,
(i) for its benefit as Initial Purchaser and (ii) for the benefit of the beneficial owners (including the Initial Purchaser) from time to time of the CRESTS (as defined herein) and the beneficial owners from time to time of the Underlying Common Stock (as defined herein) issued upon conversion of the Convertible Debentures (as defined herein) (each of the foregoing a "HOLDER" and together the "HOLDERS"), as follows:

         The parties hereby agree as follows:

         1. INTERPRETATION AND DEFINITIONS. In this Agreement, unless the context otherwise requires:

                  (a) capitalized terms used in this Agreement but not defined in the preamble above have the respective meanings assigned to them in this Section 1;

                  (b) a term defined anywhere in this Agreement has the same meaning throughout;

                  (c) all references to "the Agreement" or "this Agreement" are to this Agreement as modified, supplemented or amended from time to time;

                  (d) all references in this Agreement to Sections are to Sections of this Agreement, unless otherwise specified;

                  (e) capitalized terms not defined herein shall have the meaning given to such terms in the Declaration or, if the Convertible Debentures have been distributed to the Holders of CRESTS in liquidation of the Trust, the Indenture;

                  (f) a reference to the singular includes the plural and vice versa and a reference to the masculine form of a term includes the feminine form of a term, as applicable; and

                  (g) the following terms have the following meanings:

         "AMENDMENT EFFECTIVENESS DEADLINE DATE":  As defined in Section 4(a).

         "APPLICABLE CONVERSION PRICE": The Applicable Conversion Price as of any date of




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determination means the Conversion Price in effect as of such date of determination or, if no Convertible Debentures are then outstanding, the Conversion Price that would be in effect were Convertible Debentures then outstanding.

         "CLOSING DATE": The first date of original issuance of the Convertible Debentures, Guarantees, CRESTS and Common Securities.

         "COMMISSION": The Securities and Exchange Commission.

         "COMMON SECURITIES": The beneficial ownership interest represented by the common securities of the Trust.

         "COMMON STOCK": The common stock, par value $.01 per share, of the Company and any other shares of common stock as may constitute "Common Stock" for purposes of the Indenture, including the Underlying Common Stock.

         "CONVERTIBLE DEBENTURES": The 7% Convertible Junior Subordinated Debentures of the Company to be purchased by the Trust pursuant to the Debenture Purchase Agreement dated as of the date hereof between the Company and the Trust.

         "CRESTS": The 7% Convertible Redeemable Equity Structured Trust Securities of the Trust.

         "DAMAGES ACCRUAL PERIOD": As defined in Section 4(a).

         "DAMAGES PAYMENT DATE": Each payment date under the Declaration, in the case of CRESTS, each Interest Payment Date (as defined in the Indenture), in the case of Convertible Debentures, and each March 31, June 30, September 30 and December 31, in the case of Underlying Common Stock.

         "DECLARATION": The Amended and Restated Declaration of Trust, dated as of June 17, 1998, among the Company, Lodgian, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee and the other trustees named therein, pursuant to which the CRESTS are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

         "DEFERRAL DATE": As defined in Section 5(b)(v).

         "DEFERRAL NOTICE": As defined in Section 5(b)(v).

         "DEFERRAL PERIOD": As defined in Section 5(b)(v).



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         "EFFECTIVENESS DEADLINE DATE": As defined in Section 3(a)(ii).

         "EFFECTIVENESS PERIOD": The period commencing with the date hereof and ending on the date that all CRESTS, Convertible Debentures and Underlying Common Stock and the Guarantee have ceased to be Transfer Restricted Securities.

         "EXCHANGE ACT": The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "FILING DEADLINE DATE": As defined in Section 3(a).

         "GUARANTEE AGREEMENT": The Guarantee Agreement, dated as of June 17, 1998, among the Company, Lodgian and Wilmington Trust Company, as Guarantee Trustee, pursuant to which the Guarantee is being issued, as amended or supplemented from time to time in accordance with the terms thereof.

         "GUARANTEE": The guarantee by the Company of the CRESTS pursuant to the Guarantee Agreement.

         "HOLDERS": As defined in the second paragraph of this Agreement.

         "IMPAC": Impac Hotel Group, L.L.C.

         "INDENTURE": The Indenture, dated as of June 17, 1998, among the Company, Lodgian and Wilmington Trust Company, as trustee, as amended or supplemented, pursuant to which the Convertible Debentures are to be issued, as such Indenture is further amended or supplemented from time to time in accordance with the terms thereof.

         "INITIAL PURCHASER": As defined in the preamble hereto.

         "INSPECTOR": As defined in Section 5(b)(vi).

         "LIQUIDATED DAMAGES AMOUNTS": As defined in Section 4(a).

         "LODGIAN": As defined in the preamble of this Agreement.

         "MATERIAL EVENT": As defined in Section 5(b)(v).

         "MERGER" has the meaning specified in Section 12(m).

         "NASD": National Association of Securities Dealers, Inc.



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         "NOTICE AND QUESTIONNAIRE": A written notice delivered to the Company and the Trust containing substantially the information called for by the Notice and Questionnaire attached as Appendix A to the Offering Memorandum of the Company and the Trust dated June 15, 1998 relating to the CRESTS.

         "NOTICE HOLDER": On any date, a Holder that has delivered a Notice and Questionnaire to the Company or the Trust on or prior to such date.

         "PARTICIPANT": As defined in Section 8(a).

         "PERSON": An individual, partnership, corporation. trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "PRINCIPAL HOLDER" means any Notice Holder, or any group of Notice Holders acting together through a single representative, having at least $75,000,000 in aggregate principal amount or aggregate liquidation amount of Transfer Restricted Securities.

         "PROSPECTUS": The prospectus included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         "PURCHASE AGREEMENT": As defined in the second paragraph of this Agreement.

         "RECORD HOLDER": (i) With respect to any Damages Payment Date relating to any Convertible Preferred Security or Convertible Debenture as to which any such Liquidated Damages Amount has accrued, the Registered Holder of such Convertible Preferred Security or Convertible Debenture on the record date with respect to the distribution payment date under the Declaration or the interest payment date under the Indenture, as the case may be, on which such Damages Payment Date shall occur and (ii) with respect to any Damages Payment Date relating to any Underlying Common Stock as to which any such Liquidated Damages Amount has accrued, the registered holder of such Underlying Common Stock 15 days prior to the next succeeding Damages Payment Date.

         "REGISTERED HOLDER": The holder of a Convertible Preferred Security that is registered as such on the books of the Trust.

         "REGISTRANTS": The Trust and the Company or, if the Convertible Debentures have been distributed to the Holders of the CRESTS in liquidation of the Trust, the Company only.

         "REGISTRATION DEFAULT": As defined in Section 4(a).

         "REGISTRATION DEFAULT DATE": (A) The Filing Deadline Date in the case of Section



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4(a)(i), (B) the Effectiveness Deadline Date in the case of Section 4(a)(ii),
(C) the date by which the Registrants are required to perform their obligations set forth in Section 3(b) in the case of Section 4(a)(iii), (D) the date on which the aggregate duration of Deferral Periods in any period exceeds the number of days permitted by Section 5(b)(v) in the case of Section 4(a)(iv), (E) the date of the commencement of a Deferral Period that causes the limit on the number of Deferral Periods in any period under Section 5(b)(v) to be exceeded in the case of Section 4(a)(v) and (F) the date on which the Shelf Registration Statement ceases to be effective or shall fail to be usable by a Notice Holder with respect to such Shelf Registration Statement, in the case of Section 4(a)(vi). Notwithstanding the foregoing, a Registration Default Date shall not exist with respect to any Security on the date on which such Security ceases to be a Transfer Restricted Security.

         "RULE 144": Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

         "RULE 144A": Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

         "SECURITIES": The Convertible Debentures, the CRESTS, the Common Securities and the Guarantee.

         "SECURITIES ACT": The Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "SHELF REGISTRATION STATEMENT": Any shelf registration statement of the Registrants pursuant to Rule 415 under the Securities Act relating to the registration for resale of Transfer Restricted Securities, which is filed pursuant to the provisions of this Agreement including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         "SPECIAL COUNSEL": As defined in Section 5(b)(vi).

         "TIA": The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb), as amended.

         "TRANSFER RESTRICTED SECURITIES": The CRESTS, the Guarantee, the Convertible Debentures and the Underlying Common Stock, until such securities have been converted or exchanged, and, at all times subsequent to any such conversion or exchange, any securities into or for which such securities have been converted or exchanged, and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security, (A) the earliest of (i) its effective registration under the Securities Act and resale in accordance with the Shelf Registration Statement covering it, (ii) expiration of the holding period that would be applicable thereto under Rule 144(k) were it not held by an Affiliate of the Registrants or
(iii) its sale to the public pursuant to Rule 144, and (B) as a result of the event or



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circumstance described in any of the foregoing clauses (i) through (iii), the legends with respect to transfer restrictions required under the Declaration and the Indenture are removed or removable in accordance with the terms of the Declaration or the Indenture, as the case may be.

         "TRUSTEE": Wilmington Trust Company (or any successor entity), the Property Trustee under the Declaration and the Trustee under the Indenture.

         "UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING": A registration in which securities of the Registrants are sold to an underwriter for reoffering to the public.

         2. SECURITIES SUBJECT TO THIS AGREEMENT. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

         3. SHELF REGISTRATION.

                  (a) SHELF REGISTRATION. The Registrants shall:

                           (i) cause to be filed a Shelf Registration Statement,
                  on or prior to the 120th day after the Closing Date (the "FILING DEADLINE DATE"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 3(b) hereof, and

                           (ii) use their respective best efforts to cause such
                  Shelf Registration Statement or any successor Shelf Registration Statement to be declared effective by the Commission on or before the 180th day after the Closing Date (the "EFFECTIVENESS DEADLINE DATE").

                           The Registrants shall use their respective best
                  efforts to keep a Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 5(a) and (b) hereof to the extent necessary to ensure that it is available for resales of Securities by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 3(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, until the end of the Effectiveness Period.

                  (b) Each Holder of Transfer Restricted Securities agrees that if such Holder wishes to sell Transfer Restricted Securities pursuant to a Shelf Registration Statement and related Prospectus, it shall do so only in accordance with this Section 3(b). Each Holder of Transfer Restricted Securities wishing to sell Transfer Restricted Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a



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         Notice and Questionnaire to the Registrants at least three (3) business days prior to any intended distribution of Transfer Restricted Securities under the Shelf Registration Statement. From and after the date the initial Shelf Registration Statement becomes effective, the Registrants shall, as promptly as is practicable after the date a Notice and Questionnaire is delivered, and in any event within five (5) business days after such date, (i) if required by applicable law, file with the Commission a post-effective amendment to the Shelf
         Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling security holder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Transfer Restricted Securities in accordance with applicable law and, if the Registrants shall file a post-effective amendment to the Shelf Registration Statement, use their best efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is practicable; (ii) provide such Holder copies of any documents filed pursuant to Section 3(b)(i); and (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to
         Section 3(b)(i); PROVIDED, that if such Notice and Questionnaire is delivered during a Deferral Period, the Registrants shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 5(b)(v). The Registrants shall be under no obligation to name any Holder that is not a Notice Holder as a selling security holder in any Transfer Restricted Statement or related Prospectus.

                  (c) The Registrants shall supplement and amend the Shelf Registration Statement or file a new Shelf Registration Statement if required by the Securities Act to permit registered resale of the Transfer Restricted Securities or, to the extent to which the Registrants do not reasonably object, as reasonably requested by the Initial Purchaser or by the Trustee on behalf of the Registered Holders.

         4. LIQUIDATED DAMAGES AMOUNT.

                  (a) The parties hereto agree that the Holders of Transfer Restricted Securities shall suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision if (i) the Shelf Registration Statement required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement; (ii) a Shelf Registration Statement has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement, (iii) the Registrants have failed to perform their obligations set forth in
         Section 3(b)(i) within the time period specified; (iv) the aggregate duration of the Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section




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         5(b)(v); (v) the number of Deferral Periods in any period exceeds the number permitted in respect of such period pursuant to Section 5(b)(v); or (vi) a Shelf Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective, except during a Deferral Period in compliance with Section 5(b)(v), or fail to be usable by a Notice Holder with respect to such Shelf Registration Statement without being succeeded within five business days by a post-effective amendment to such Shelf Registration Statement or a new Shelf Registration Statement that cures such failure and that is itself promptly, and in any event no later than five business days, declared effective (each such event referred to in clauses (i) through (vi), a "REGISTRATION DEFAULT"), accordingly, commencing on (and including) any Registration Default Date and ending on (but excluding) the next date on which there are no Registration Defaults that have occurred and are continuing (a "DAMAGES ACCRUAL PERIOD"), the Registrants agree to pay, as liquidated damages and not as a penalty, an amount (the "LIQUIDATED DAMAGES AMOUNT"), payable on the Damages Payment Dates, (i) prior to the conversion thereof, to Record Holders (as set forth in the succeeding paragraph) of (x) CRESTS that are Transfer Restricted Securities or (y) in the event that the Convertible Debentures are distributed to holders of CRESTS upon dissolution of the Trust in accordance with the Declaration, Convertible Debentures that are Transfer Restricted Securities, accruing at a rate per annum equal to one-quarter of one percent (.25%) of the liquidation amount of such CRESTS or of the principal amount of such Convertible Debentures, as the case may be with respect to the first 90 day period immediately following the occurrence of such Registration Default, and (ii) to Record Holders (as set forth in the succeeding paragraph) of shares of Underlying Common Stock issued upon conversion of CRESTS or Convertible Debentures that are Transfer Restricted Securities, accruing, for each portion of such Damages Accrual Period beginning on and including a Damages Payment Date (or, in respect of the first such portion, the Event Date) and ending on but excluding the next subsequent Damages Payment Date with respect to the first 90 day period immediately following the occurrence of such Registration Default, at a rate per annum equal to one-quarter of one percent (.25%) of the aggregate Applicable Conversion Price of such shares of Underlying Common Stock as of the Business Day immediately preceding such next subsequent Damages Payment Date, and the Liquidated Damages Amount shall increase to 0.5% of such liquidation amount, principal amount or Applicable Conversion Price after such 90 day period; PROVIDED, that in the case of a Damages Accrual Period that is in effect solely as a result of a Registration Default of the type described in clause (iii) of the preceding paragraph, such Liquidated Damages Amount shall be paid only to the Holders (as set forth in Section 3(b)) that have delivered Notice and Questionnaires that caused the Registrants to incur the obligations set forth in Section 3(b) the non-performance of which is the basis of such Registration Default. The rate of accrual of the Liquidated Damages Amount with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Registration Defaults.




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                  The Registrants shall pay on each Damages Payment Date that portion of the Liquidated Damages Amount payable pursuant to this
         Section in respect of any Damages Accrual Period that has accrued from and including the next preceding Damages Payment Date during such Damages Accrual Period (or, in respect of the first such portion, the Registration Default Date with respect to such Damages Accrual Period) to but excluding such Damages Payment Date on any Convertible Preferred Security, Convertible Debenture or share of Underlying Common Stock to the Record Holders thereof; PROVIDED, that any Liquidated Damages Amount accrued with respect to any Convertible Preferred Security or Convertible Debenture or portion thereof called for redemption on a redemption date or converted into Underlying Common Stock on a conversion date prior to the Damages Payment Date, shall, in any such event, be paid instead to the holder who submitted such Convertible Preferred Security or Convertible Debenture or portion thereof for redemption or conversion on the applicable redemption date or conversion date, as the case may be, on such date (or promptly following the conversion date, in the case of conversion); PROVIDED FURTHER, that, in the case of a Registration Default of the type described in clause (iii) of the first paragraph of this Section, such Liquidated Damages Amount shall be paid only to the Holders entitled thereto pursuant to such first paragraph by check mailed to the address set forth in the Notice and Questionnaire delivered by such Holder. The Trustee shall be entitled, on behalf of Registered Holders of CRESTS, Convertible Debentures or Underlying Common Stock, to seek any available remedy for the enforcement of this Agreement, including for the payment of such Liquidated Damages Amount. Notwithstanding the foregoing, the parties agree that the sole damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude a Holder of Transfer Restricted Securities from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

                  All of the Registrants' obligations set forth in this Section that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of this Agreement pursuant to Section 12(l).

                  The parties hereto agree that the liquidated damages provided for in this Section constitute a reasonable estimate of the damages that may be incurred by Holders of Transfer Restricted Securities by reason of the failure of the Shelf Registration Statement to be filed or declared effective or available (absolutely or as a practical matter) for effecting resales of Transfer Restricted Securities in accordance with the provisions hereof.

                  (b) The Registrants shall notify the Trustee, as the Property Trustee under the Declaration (or, if the Convertible Debentures shall have been distributed to the Holders



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         of the CRESTS in liquidation of the Trust, the Trustee, as Trustee under the Indenture) within two business days after each and every date on which an event occurs in respect of which Liquidated Damages Amounts are required to be paid.

         5. REGISTRATION PROCEDURES.

                  (a) SHELF REGISTRATION STATEMENT. In connection with the Shelf Registration Statement, the Registrants shall comply with all the provisions of Section 5(b) below and shall use their best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Registrants shall as expeditiously as possible prepare and file with the Commission a Shelf Registration Statement relating to the registration on the appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

                  (b) GENERAL PROVISIONS. In connection with the Shelf Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities, the Registrants shall:

                           (i) use their best efforts to keep such Shelf
                  Registration Statement continuously effective and provide all requisite financial statements for the Effectiveness Period; upon the occurrence of any event that would cause any such Shelf Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or
                  (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Registrants shall file promptly an appropriate amendment to such Shelf Registration Statement or a new Shelf Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use their best efforts to cause such amendment or new Shelf Registration Statement to be declared effective and such Shelf Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                           (ii) prepare and file with the Commission such
                  amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective for the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such



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                  Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Shelf Registration Statement or supplement to the Prospectus;

                           (iii) advise the underwriter(s), if any, the Initial
                  Purchaser and Notice Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the occurrence of (but not the nature of or details concerning) a Material Event and (E) of the determination by the Registrants that a post-effective amendment to a Shelf Registration Statement would be appropriate, which notice may, at the discretion of the Registrants (or as required by Section 5(b)(v)), state that it constitutes a Deferral Notice, in which event the provisions of Section 5(b)(v) shall apply. If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Registrants shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                           (iv) furnish to each of the Notice Holders, the
                  Initial Purchaser and each of the underwriter(s), if any, before filing with the Commission, copies of the Shelf Registration Statement or any Prospectus included therein or any amendments or supplements to any such Shelf Registration Statement or Prospectus (excluding all documents incorporated by reference after the initial filing of such Shelf Registration Statement and any such amendments or supplements required to be filed as a consequence of the filing of reports or other documents pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended), which documents shall be subject to the review of such Holders and underwriter(s), if any, for a period of at least five business days, and the Registrants shall not file any such Shelf Registration Statement or Prospectus or any amendment or supplement to any such Shelf Registration Statement or Prospectus (excluding any documents incorporated by



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                  reference and any such amendments or supplements required to be filed as a consequence of the filing of reports or other documents pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended) to which a Notice Holder of Transfer Restricted Securities covered by such Shelf Registration Statement or the underwriter(s), if any, shall reasonably object within five business days after the receipt thereof;

                           (v) upon (A) the issuance by the Commission of a stop
                  order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a "MATERIAL EVENT") as a result of which any Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or
                  (C) the occurrence or existence of any pending corporate development that, in the discretion of the Registrants, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus, (i) in the case of clause (B) above, subject to the next sentence, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Shelf Registration Statement or a supplement to the related Prospectus or a new Shelf Registration Statement or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Shelf Registration Statement and Prospectus so that such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Transfer Restricted Securities being sold thereunder, and, in the case of a new Shelf Registration Statement or a post-effective amendment to a Shelf Registration Statement, subject to the next sentence, use their best efforts to cause it to become effective as promptly as is practicable, and (ii) give notice to the Notice Holders that the availability of the Shelf Registration Statement is suspended (a "DEFERRAL NOTICE") and, upon receipt of any Deferral Notice, each Notice Holder shall not sell any Transfer Restricted Securities pursuant to the Shelf Registration Statement until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Registrants, shall use their best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) or (B) above, as promptly as is practicable and (y) in the case of clause (C) above, as soon as, in the discretion of the Registrants, such suspension is no longer appropriate. The Registrants shall be entitled to exercise their right under this Section to suspend the availability of the Shelf Registration Statement or any Prospectus, without incurring any obligation to pay liquidated damages pursuant to Section 4(a), no more than one (1) time in any three (3) month period or three (3) times in any twelve
                  (12) month period, and the period during which the availability of the Shelf Registration Statement and any Prospectus is suspended (the "DEFERRAL PERIOD") shall, without incurring any obligation to pay liquidated damages pursuant to
                  Section 4(a), not exceed thirty (30) days; PROVIDED, that in the case of a Material Event relating to an acquisition or a probable acquisition meeting the significance test of Rule 3-05(b)(2)(ii) of Regulation S-X under the Securities Act, the Registrants may, without incurring any obligation to pay liquidated damages pursuant to Section 4(a), deliver to Notice Holders a second certificate to the effect set forth above, which shall have the effect of extending the Deferral Period by up to an additional thirty (30) days, or such shorter period of time as is specified in such second notice; PROVIDED, that the aggregate duration of any Deferral Periods shall not, without incurring any obligation to pay liquidated damages pursuant to Section 4(a), exceed sixty (60) days in any three (3) month period or ninety (90) days in any twelve
                  (12) month period;

                           (vi) make available at reasonable times for
                  inspection by a representative of the Principal Holder (the "INSPECTOR"), any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney or accountant retained by such Principal Holder (the "SPECIAL COUNSEL") or any of the underwriter(s), all financial and other records, pertinent corporate documents, other relevant documents and properties of the Registrants and use its reasonable best efforts to cause the Registrants' officers, trustees, directors, managers and employees to supply all relevant information reasonably requested by any such underwriter, Inspector or Special Counsel in connection with such Shelf Registration Statement subsequent to the filing thereof and prior to its effectiveness, in each case as is customary for similar "due diligence" examinations;

                           (vii) if requested by any Notice Holders, the Initial
                  Purchaser or the underwriter(s), if any, promptly incorporate in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Notice Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the liquidation or principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Registrants are notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                           (viii) furnish to each Notice Holder, the Initial
                  Purchaser and each of the underwriter(s), if any, without charge, at least one copy of the Shelf Registration Statement, as first filed with Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                           (ix) deliver to each Notice Holder, the Initial
                  Purchaser and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Registrants hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the Notice Holders, the Initial Purchaser and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                           (x) enter into such customary agreements (including
                  an underwriting agreement in customary form), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to the Shelf Registration Statement contemplated by this Agreement, all to such extent as may be requested by any Principal Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to the Shelf Registration Statement contemplated by this Agreement, PROVIDED, however, that the Company shall not be obligated to enter into an underwriting agreement or to facilitate such disposition in an underwritten offering pursuant to the Shelf Registration Statement unless a Principal Holder elects to dispose of such Transfer Restricted Securities in such an underwritten offering, and in connection with an Underwritten Registration, the Registrants shall:

                                    (A) upon request of any Principal Holder,
                           furnish to each Notice Holder, the Initial Purchaser and each underwriter, if any, in such substance and scope as such Principal Holder may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the closing of the Underwritten Registration:

                                             (1) a certificate in customary
                                    form, dated the date of the closing of the Underwritten Registration signed by (y) its Chairman of the Board, its President, a Vice President or trustee and (z) its Chief Financial Officer confirming, as of such date, such matters as such parties may reasonably request;

                                             (2) an opinion in customary form,
                                    dated the date of the closing of the
                                    Underwritten Registration, of counsel for the Registrants, covering such matters as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Registrants, representatives of the independent public accountants for the Registrants in connection with the preparation of such Shelf Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing, no facts came to such counsel's attention that caused such counsel to believe that the Shelf Registration Statement, at the time such Shelf Registration Statement or any post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Shelf Registration Statement, as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in the Shelf Registration Statement contemplated by this Agreement or the related Prospectus; and

                                             (3) if permitted by Statement of
                                    Accounting Standards No. 72, customary
                                    comfort letters, dated the date of the
                                    closing of the Underwritten Registration from the Registrants' and, in the event the Merger has not been completed or terminated, Impac's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings.

                                    (B) set forth in full or incorporate by
                           reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                                    (C) deliver such other customary documents
                           and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Registrants pursuant to this clause
                           (xii), if any.

                           (xi) prior to any public offering of Transfer
                  Restricted Securities, cooperate with the Notice Holders, the Initial Purchaser, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the Notice Holders, the Initial Purchaser or underwriter(s) may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; PROVIDED, HOWEVER, that no Registrant shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Shelf Registration Statement, in any jurisdiction where it is not now so subject;

                           (xii) cooperate with the Notice Holders, the Initial
                  Purchaser and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and to the extent applicable not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least one business day prior to any sale of Transfer Restricted Securities made by such underwriter(s);

                           (xiii) use its reasonable best efforts to cause the
                  Transfer Restricted Securities covered by the Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xiii) above;

                           (xiv) provide CUSIP numbers for all Transfer
                  Restricted Securities not later than the effective date of the Shelf Registration Statement and provide certificates for the Transfer Restricted Securities;

                           (xv) cooperate and assist in any filings required to
                  be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD;

                           (xvi) otherwise use its reasonable best efforts to
                  comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earning statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Registrants' first fiscal quarter commencing after the effective date of the Shelf Registration Statement;

                           (xvii) cause the Indenture and, if the Convertible
                  Debentures shall not have been distributed to the Holders of the CRESTS in liquidation of the Trust, the Declaration and the Guarantee to be qualified under the TIA not later than the effective date of the first Shelf Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Securities to effect such changes to the Indenture, the Declaration and the Guarantee as may be required for the Indenture, the Declaration and the Guarantee to be so qualified in accordance with the terms of the TIA; and execute and use their best efforts to cause the Indenture Trustee, Guarantee Trustee and the Property Trustee to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture and Declaration and Guarantee to be so qualified in a timely manner; and

                           (xviii) provide promptly to each Holder upon request
                  each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act; and

         6. HOLDER'S OBLIGATIONS. Each Holder agrees, by acquisition of the Transfer Restricted Securities, that no Holder of Transfer Restricted Securities shall be entitled to sell any of such

Transfer Restricted Securities pursuant to a Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Registrants with a Notice and Questionnaire as required pursuant to Section 3(b) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Registrants all information required to be disclosed in order to make the information previously furnished to the Registrants by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Transfer Restricted Securities as the Registrants may from time to time reasonably request. Any sale of any Transfer Restricted Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

         Each Holder further agrees that, upon receipt of any Deferral Notice from the Company, such Holder shall forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Shelf Registration Statement until (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 5(b)(v) hereof, or (ii) such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Each Holder receiving a Deferral Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Company with more recently dated Prospectuses or (ii) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Deferral Notice.

         7. REGISTRATION EXPENSES.

All expenses incident to the Registrants' performance of or compliance with this Agreement shall be borne by the Registrants, regardless of whether the Shelf Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing, messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Registrants; and (v) all fees and disbursements of independent certified public accountants of the Registrants and Impac (including the expenses of any special audit and comfort letters required by or incident to such performance). In addition, the Registrants shall bear or reimburse the Notice Holders for the reasonable fees and disbursements of one firm of legal counsel for the Holders, which shall initially be Davis Polk & Wardwell, but which may, with the written consent of the Initial Purchaser (which shall not be unreasonably withheld), be another nationally recognized law firm experienced in securities law matters designated by the Registrants. Notwithstanding the provisions of this Section, each seller of Transfer Restricted Securities shall pay all registration expenses to the extent the Registrants are prohibited by applicable Blue Sky laws from paying for or on behalf of such seller of Transfer Restricted Securities. The Company shall not have any obligation to pay any underwriting fees, discounts or commissions attributable to the sale of any Transfer Restricted Securities pursuant to this Agreement.

The Registrants shall, in any event, bear their internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts and legal counsel, retained by the Registrants.

         8. INDEMNIFICATION AND CONTRIBUTION.

                  (a) In connection with the Shelf Registration Statement, the Registrants shall indemnify and hold harmless each Holder of Transfer Restricted Securities included within any such Shelf Registration Statement, and each person, if any, who controls any such person within the meaning of the Securities Act (each, a "PARTICIPANT"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities) to which such Participant or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss. claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus, such Shelf Registration Statement or any Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Participant promptly upon demand for any legal or other expenses reasonably incurred by such Participant in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, however, that (i) the Registrants shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any such Shelf Registration Statement or any prospectus forming part thereof or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Registrants by or on behalf of any Participant specifically for inclusion therein; and provided further that as to any preliminary Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any such Participant or any controlling person of such Participant on account of any loss, claim, damage, liability or action arising from the sale of the

         Securities to any person by that Participant if (i) that Participant failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act and (ii) the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such preliminary Prospectus was corrected in the Prospectus, unless, in each case, such failure resulted from non-compliance by the Registrants with Section 5(b). The foregoing indemnity agreement is in addition to any liability which the Registrants may otherwise have to any Participant or to any controlling person of that Participant.

                  (b) Each Participant, severally and not jointly, shall indemnify and hold harmless the Registrants, each of its trustees, directors, officers, employees or agents and each person, if any, who controls the Registrants within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Registrants or any such director, officer, employees or agents or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus, Shelf Registration Statement or Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Registrants by or on behalf of that Participant specifically for inclusion herein, and shall reimburse the Registrants and any such trustee, director, officer, employees or agents or controlling person for any legal or other expenses reasonably incurred by the Registrants or any such trustee, director, officer, employees or agents or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. In no event shall the liability of any selling Holder of Transfer Restricted Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Transfer Restricted Securities pursuant to the Shelf Registration Statement giving rise to such indemnification obligation. The foregoing indemnity agreement is in addition to any liability which any Participant may otherwise have to the Registrants or any such trustee, director, officer or controlling person.

                  (c) Promptly after receipt by an indemnified party under this
         Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified parry otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Initial Purchaser. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the Registrants on the one hand and the Participants on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Registrants or the Participants. the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Registrants and the Participants agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Participant shall be required to contribute any amount in excess of the amount by which the total received by such Participant with respect to the sale of its Securities exceeds the amount of any damages which such Participant has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Participants' obligations to contribute as provided in this Section 8(d) are several and not Joint.

The indemnity and contribution provisions contained in this Section 8 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any person controlling any Holder, or any Registrant or its officers, directors or trustees or any person controlling the Registrants and (iii) the sale of any Transfer Restricted Securities by any Holder.

         9. RULE 144A.

The Registrants hereby agree with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer

Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

         10. Participation in Underwritten Registrations.

No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Registrants and
(b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

         11. Selection of Underwriters.

If any of the Transfer Restricted Securities covered by a Shelf Registration Statement are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that shall administer the offering shall be selected by the Holders of a majority in aggregate principal amount or liquidation amount of the Transfer Restricted Securities included in such offering; PROVIDED, that such investment bankers and managers must be reasonably satisfactory to the Company and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

         12. Miscellaneous.

                  (a) REMEDIES. The Registrants agree that monetary damages (including the liquidated damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (b) NO INCONSISTENT AGREEMENTS. The Registrants shall not on or after the date of this Agreement enter into any agreement with respect to their securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Registrants have not previously entered into any agreement granting any Person the right to include securities of the Company on any Shelf Registration Statement pursuant to this Agreement. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Registrants' securities under any agreement in effect on the date hereof.

                  (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Registrants have obtained the written consent of Holders of a majority of the then outstanding Underlying Common Stock constituting Transfer Restricted Securities (with Holders of CRESTS (or Convertible Debentures issued upon liquidation of the Trust) deemed to be the Holders, for purposes of this Section, of the number of outstanding shares of Underlying Common Stock into which such CRESTS (or Convertible Debentures) are or would be convertible or exchangeable as of the date on which such consent is requested). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Transfer Restricted Securities whose securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders of Transfer Restricted Securities may be given by Holders of at least a majority of the Transfer Restricted Securities being sold by such Holders pursuant to such Shelf Registration Statement; PROVIDED, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  (d) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                           (i) if to a Holder, at the address set forth on the
                               records of the Trust; and

                           (ii) if to the Registrants:

                                    Servico, Inc.
                                    1601 Belvedere Road
                                    West Palm Beach, Florida 33406
                                    Attention: Chief Executive Officer

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

                  Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

                  (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; PROVIDED, HOWEVER, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder; and PROVIDED, further, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

                  (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

                  (i) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (j) ENTIRE AGREEMENT. This Agreement together with the other transaction documents is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Registrants with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  (k) REQUIRED CONSENTS. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Registrants or their affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (l) TERMINATION. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Sections 6, 7 or 8 hereof and the obligations to make payments of and provide for liquidated damages under Section 4(a) hereof to the extent such damages accrue prior to the end of the Effectiveness Period, each of which shall remain in effect in accordance with their terms.

                  (m) MERGER. In the event the merger (the "MERGER") pursuant to the Agreement and Plan of Merger, dated as of March 20, 1998 among Lodgian, the Company, Impac Hotel Group, L.L.C., SHG-S Sub and SHG-I Sub, L.L.C. is consummated, Lodgian, the successor corporation in the Merger, shall assume the Company's obligations under this Agreement and shall execute and deliver such documents as may be necessary to carry out the intent of this Section. From and after the Merger and the assumption by Lodgian of Servico, Inc.'s obligations hereunder, Servico, Inc. shall be released from its obligations under this Agreement. Following the Merger, all references to the Company hereunder shall instead refer to Lodgian.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                   SERVICO, INC.




                                   By: /s/ Charles M. Diaz
                                       -----------------------------------
                                       Name: Charles M. Diaz
                                       Title: Vice President and Secretary




                                   LODGIAN CAPITAL TRUST I




                                   By: /s/ Charles M. Diaz
                                       -----------------------------------
                                       Name: Charles M. Diaz
                                       Title: Regular Trustee




                                   LODGIAN, INC.




                                   By: /s/ Charles M. Diaz
                                       -----------------------------------
                                       Name: Charles M. Diaz
                                       Title: Vice President and Secretary



Accepted as of the date hereof


NATIONSBANC MONTGOMERY
 SECURITIES LLC




By: /s/ Richard Smith
   ---------------------------------
   Name:  Richard Smith
   Title: Senior Managing Director




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